UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.             Entry Into a Material Definitive Agreement.

On September 11, 2007, Duke Realty Limited Partnership (the “Operating Partnership”), a limited partnership of which Duke Realty Corporation (the “Company”) is the sole general partner, completed the issuance and sale of $300,000,000 aggregate principal amount of its 6.50% Senior Notes Due 2018 (the “Notes”). The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of September 11, 2007 (the “Third Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association) as Trustee.

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-136173-01) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”).

The Indenture previously was filed with the Commission on July 31, 2006, as Exhibit 4.1 to the Registration Statement. A conformed copy of the Third Supplemental Indenture is incorporated into this Current Report on Form 8-K (this “Report”) as Exhibit 4.1, by this reference to Exhibit 4.1 to the Operating Partnership’s Current Report on Form 8-K filed with the Commission on September 11, 2007.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, dated September 6, 2007 as filed with the Commission on September 7, 2007, pursuant to Rule 424(b)(5) of the Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated August 3, 2007, contained in the Registration Statement. The description of the Notes is qualified in its entirety by reference to the previously filed Indenture and the conformed copy of the Third Supplemental Indenture incorporated by reference into this Report, which govern the Notes.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

4.1

Third Supplemental Indenture, dated as of September 11, 2007, by and between Duke Realty Limited Partnership and The Bank of New York Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), including the form of global note evidencing the 6.50% Senior Notes Due 2018 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Duke Realty Limited Partnership, filed with the Commission on September 11, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

	By:	/s/ Howard L. Feinsand
		Name:	Howard L. Feinsand
		Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date: September 12, 2007